Summary of Significant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Average remaining economic life	5 years
Employee's contributions, description	The Company matches 100% of the first 4% of each employee’s contributions and 50% of the next 1% of the employee’s base compensation contributed, with a maximum contribution of $6,000 per employee. For the fiscal years ended December 31, 2021 and 2020, the Company’s matching contributions totaled $1.3 million and $1.5 million, respectively, and were expensed as incurred.